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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________



                                 F O R M  8 - K


                                 CURRENT REPORT



                        Pursuant to Section 13 or 15 (d)
                                     of the
                        Securities Exchange Act of 1934


                       Date of Report:  September 9, 1997




                      HOLIDAY RV SUPERSTORES, INCORPORATED




                                    FLORIDA




                0-16448                             59-1834763
         (Commission File No.)              (I.R.S. Employer I.D. No.)


                         Sand Lake West Executive Park
                            7851 Greenbriar Parkway
                            Orlando, Florida 32819


                          Telephone # (407) 363-9211
                             Fax # (407) 363-2065
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Item 4.   Changes in Registrant's Certifying Accountant

         a. Effective August 18, 1997, Holiday RV Superstores,, Incorporated ("Holiday") dismissed it's prior independent accountant, BDO Seidman, LLP, as reported on Form 8-K dated August 21, 1997.

         b. Effective September 9, 1997, Holiday RV Superstores, Incorporated engaged Coopers and Lybrand, LLP as its new independent accountant. During the Company's two most recent years and through August 18, 1997, the Company has not (1) consulted with Coopers and Lybrand, LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (2) received from Coopers and Lybrand, LLP either a written report or received oral advice on any important factor considered by the registrant in reaching a decision as to any accounting, auditing or financial reporting issue.


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                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOLIDAY RV SUPERSTORES, INCORPORATED




                                        By:  /S/ W. Hardee McAlhaney
                                           ---------------------------------
                                                 W. Hardee McAlhaney
                                                 Vice President


Dated:  September 9, 1997